Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 17 to Registration Statement No. 33-38834 of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Trust”) on Form N-1A of our report dated May 20, 2005 on the funds listed below, appearing in the March 31, 2005 Annual Report of the Trust, which is incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement.

Name of the Funds (Each a series of CMA Multi-State Municipal Series Trust)

CMA Arizona Municipal Money Fund
CMA California Municipal Money Fund
CMA Connecticut Municipal Money Fund
CMA Massachusetts Municipal Money Fund
CMA Michigan Municipal Money Fund
CMA New Jersey Municipal Money Fund
CMA New York Municipal Money Fund
CMA North Carolina Municipal Money Fund
CMA Ohio Municipal Money Fund
CMA Pennsylvania Municipal Money Fund

We also consent to the reference to us under “Financial Highlights” for the above listed Funds in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 21, 2005